UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:	811-06674

Exact name of registrant as specified in charter:	Aberdeen Greater China Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2013

Date of reporting period:	12/31/2013

Item 1 – Reports to Stockholders

Aberdeen Greater China Fund, Inc.

Annual Report

December 31, 2013

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Aberdeen

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Greater China Fund, Inc. (the “Fund”) for the year ended December 31, 2013. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

On January 8, 2013, stockholders approved Aberdeen Asset Management Asia Limited (“AAMAL”) as the Fund’s new investment manager. AAMAL assumed responsibility for the management of the Fund effective January 9, 2013.

Tender Offer

The Fund completed a tender offer (the “Tender Offer”) for up to 16,987,608 (approximately 70%) of its issued and outstanding shares of common stock, which expired February 6, 2013. The Fund accepted 15,964,319 shares for payment at $13.32 per share, which was equal to 99% of the Fund’s net asset value (“NAV”) per share as of the close of regular trading on the New York Stock Exchange on February 7, 2013. The 15,964,319 shares represented approximately 65.8% of the Fund’s issued and outstanding shares at that time. See Note 5 of Notes to Financial Statements for further information.

Total Return

For the year ended December 31, 2013, the total return to stockholders of the Fund based on the NAV of the Fund, net of fees, was (3.27)%, assuming reinvestment of dividends and distributions, compared to a return of 7.25% for the Fund’s benchmark, the MSCI Golden Dragon Index.

Share Price and NAV Performance

For the year ended December 31, 2013, based on market price, the Fund’s total return was (10.34)% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 21.0% over the year, from $12.86 on December 31, 2012 to $10.16 on December 31, 2013. The Fund’s share price on December 31, 2013 represented a discount of 11.1% to the NAV per share of $11.43 on that date, compared with a discount of 4.1% to the NAV per share of $13.41 on December 31, 2012.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at

http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our stockholders, I invite you to visit the Fund on the web at www.aberdeengch.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

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Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States;
•	emailing InvestorRelations@aberdeen-asset.com;
•	visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/ucClosed/home; and visiting www.aberdeengch.com.

Yours sincerely,

Alan R. Goodson

President

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

The MSCI Golden Dragon Index rose during the 2013 calendar year, a period marked by contrasting halves with respect to market performance. Markets initially were affected negatively by property tightening measures in both China and Hong Kong, as well as policy risks from “shadow banking”1 in the mainland. Those credit-related concerns persisted throughout the annual period. The liquidity crunch in the mainland, reflected by the spike in interbank rates, triggered a mid-year sell-off, although the People’s Bank of China softened its hard-line stance in response. In view of risks from rapid credit expansion, Fitch2 lowered its sovereign credit rating on China’s local currency long-term debt from AA- to A+ in April 2013.

The latter half of 2013 saw the return of investor confidence following the Chinese central bank’s stimulus measures in an effort to meet the full-year growth target of 7.5%. The new government, headed by President Xi Jinping, also reiterated its tolerance for a slower pace of expansion to focus on quality instead. This marks a shift from investment-led to consumption-led growth. Beijing’s Third Plenum3 reforms gave rise to further optimism. Details of the blueprint included relaxing restrictions on investments, liberalizing the financial sector and ending regular intervention in currency markets. In its initial move, regulators approved the initial public offerings for several companies in Shanghai and Shenzhen, after a hiatus of more than a year. These launches were targeted to raise a total of 200 billion Yuan (roughly US$33 billion). Towards the end of the reporting period, concerns over the possibility of a downgrade in the gross domestic product (“GDP”) outlook for China pared gains, while Hong Kong stocks were also hit by worries over the U.S. Federal Reserve’s upcoming stimulus cut.

On the economic front, China’s GDP was largely in line with its full-year growth target, while manufacturing activity was generally healthy. Conversely, the faltering global economy had an indirect impact on the other export-oriented economies, Hong Kong and Taiwan. Taiwan was affected by a fall in export orders and was prompted to cut its full-year growth forecast repeatedly. The central bank was also pressured to maintain loose monetary policy as a result.

Fund performance review

Fund performance for the reporting period benefited from asset allocation due to the underweight position relative to the benchmark MSCI Golden Dragon Index to China. However, the non-benchmark exposure to Singapore pared gains. The currency impact also hurt performance, largely because of the underweight to China, where the Yuan appreciated more than 2% against the U.S. Dollar. As bottom-up stock pickers, our country and sector allocations are driven by where we can find what we believe are high-quality companies with attractive valuations. This approach may lead to significant deviations from the Index.

The main detractor from Fund performance for the annual period was negative stock selection, particularly in Hong Kong. Conglomerate Jardine Strategic, one of the largest positions in the Fund, underperformed the benchmark owing to worries over slower growth in Southeast Asia. In light of softer commodity prices and a weaker Rupiah, investors were bearish about its Indonesian operations. Its subsidiary, Dairy Farm, which the Fund also holds, was affected by increased competition in Malaysia and rising costs in Singapore. Nevertheless, we remain confident over Dairy Farm’s long-term fundamentals, especially with Dairy Farm’s entrenched position in these markets.

Swire Properties and Hang Lung Properties were hit by property cooling measures in Hong Kong since the beginning of 2013. The price cut for new launches by industry peers heightened concerns over the profitability of outstanding inventory. Fears of the U.S. Federal Reserve’s tapering of its monetary easing policy, which led to higher interest rates in Hong Kong, weighed on investor sentiment as well. However, we believe that both companies have solid portfolios of shopping malls in mainland China and Hong Kong and remain well-positioned to tap into the long-term growth in the middle class.

The absence of a position in diversified telecom company, Tencent, also proved costly. Tencent’s share price rallied as investors expected mobile gaming revenues to boost its growth prospects. Its valuations have since become more stretched, in our view. Although Tencent has a good track record for implementing its plans, we are uncomfortable with the lack of transparency in its ownership structure.

Positive contributors to Fund performance for the annual period included insurer AIA, which was boosted by good quarterly results that showed sharp growth in the value of new business. The Fund’s holdings in Taiwan also had a positive impact on performance. Giant Manufacturing was lifted by a positive sales outlook. Mediatek rallied on the back of expectations of a rosy demand outlook in 2014, while its third-quarter net income beat market forecasts.

Outlook

Generally, the improvement in 2013 in corporate earnings in the aggregate does not appear to be sustainable, in our view, suggesting that the recovery may end soon. Although there is a lot of euphoria over the Third Plenum’s reforms, which are admittedly positive for China’s development, not all companies will stand to gain from the restructuring. In fact, we think that there could be some

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (concluded)

economic pain in the interim before the benefits from these policies become meaningful; consequently, the markets could hold back. In such a scenario, we believe that a stock-picking approach would become even more important for investors.

Aberdeen Asset Management Asia Limited

[1]

A shadow banking system comprises financial intermediaries involved in facilitating the creation of credit across the global financial system, but whose members are not subject to regulatory oversight. The shadow banking system also refers to unregulated activities by regulated institutions.

[2]	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).
[3]

The Third Plenum of the 18th Chinese Communist Party Congress was held in early November. This plenum has historically been a platform for Chinese leaders to present their long-term vision for the economy.

Aberdeen Greater China Fund, Inc.

Portfolio Composition (unaudited)

December 31, 2013

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry. As of December 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of December 31, 2013, the Fund held 110.8% of its net assets in equities, 0.5% in a short-term investment and 11.3% in liabilities in excess of cash and other assets.

Asset Allocation by Sector

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2013:

Name of Security	Percentage of Net Assets
HSBC Holdings PLC	10.5%
AIA Group Ltd.	9.5
Jardine Strategic Holdings Ltd.	8.8
Taiwan Semiconductor Manufacturing Co. Ltd.	7.9
MTR Corporation Ltd.	5.6
PetroChina Co. Ltd. “H”	4.4
CNOOC Ltd.	4.3
Swire Properties Ltd.	4.1
Hang Lung Properties Ltd.	4.1
China Mobile Ltd.	4.0

Aberdeen Greater China Fund, Inc.

Average Annual Returns (unaudited)

December 31, 2013

The following table summarizes Fund performance compared to the MSCI Golden Dragon Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year periods annualized as of December 31, 2013.

	1 Year	3 Years	5 Years
Net Asset Value (NAV)	(3.27)%	(2.42)%	8.51%
Market Value	(10.34)%	(3.52)%	7.42%
MSCI Golden Dragon Index	7.25%	2.41%	15.30%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund’s shares may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect brokerage commissions or the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The net operating expense ratio for the year ended December 31, 2013 is 2.23%.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments

As of December 31, 2013

Shares	Description	Value (Note 2)
EQUITIES—110.8%
CHINA—21.6%
CONSUMER STAPLES—3.7%
1,050,000	China Resources Enterprise Ltd.	$3,487,022
ENERGY—8.7%
2,203,000	CNOOC Ltd.	4,097,019
3,798,000	PetroChina Co. Ltd. “H”	4,163,534
		8,260,553
FINANCIALS—2.8%
634,938	China Vanke Co. Ltd. “B”	990,843
1,680,000	Yanlord Land Group Ltd.	1,629,970
		2,620,813
MATERIALS—2.4%
2,180,000	Yingde Gases Group Co. Ltd.	2,282,973
TELECOMMUNICATION SERVICES—4.0%
366,000	China Mobile Ltd.	3,795,118
	Total China	20,446,479
HONG KONG—71.5%
CONSUMER DISCRETIONARY—11.2%
2,456,000	Giordano International Ltd.	2,195,077
1,280,000	Hongkong & Shanghai Hotels Ltd.	1,736,656
1,768,000	Li & Fung Ltd.	2,280,187
959,400	Samsonite International SA	2,920,115
760,000	Shangri-La Asia Ltd.	1,482,018
		10,614,053
CONSUMER STAPLES—2.6%
260,100	Dairy Farm International Holdings Ltd.	2,470,950
FINANCIALS—35.1%
1,804,000	AIA Group Ltd.	9,050,537
1,220,000	Hang Lung Properties Ltd.	3,854,909
158,900	Hong Kong Exchanges & Clearing Ltd.	2,649,785
918,928	HSBC Holdings PLC	9,972,954
250,000	Swire Pacific Ltd. “A”	2,930,840
400,000	Swire Pacific Ltd. “B”	902,789
1,554,400	Swire Properties Ltd.	3,929,226
		33,291,040
INDUSTRIALS—19.4%
156,800	Hong Kong Aircraft Engineering Co. Ltd.	2,082,915
261,000	Jardine Strategic Holdings Ltd.	8,352,000
1,410,000	MTR Corporation Ltd.	5,337,224
3,660,000	Pacific Basin Shipping Ltd.	2,619,765
		18,391,904

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (continued)

As of December 31, 2013

Shares	Description	Value (Note 2)
INFORMATION TECHNOLOGY—2.2%
250,000	ASM Pacific Technology Ltd.	$2,092,536
UTILITIES—1.0%
430,000	Hong Kong & China Gas Co. Ltd.	986,026
	Total Hong Kong	67,846,509
TAIWAN—17.7%
CONSUMER DISCRETIONARY—2.3%
325,000	Giant Manufacturing Co. Ltd.	2,235,476
INFORMATION TECHNOLOGY—11.4%
221,602	MediaTek Inc.	3,297,616
2,124,000	Taiwan Semiconductor Manufacturing Co. Ltd.	7,518,647
		10,816,263
TELECOMMUNICATION SERVICES—4.0%
1,170,000	Taiwan Mobile Co. Ltd.	3,780,462
	Total Taiwan	16,832,201
	Total Equities (cost $109,315,243)	105,125,189
SHORT-TERM INVESTMENT—0.5%
MONEY MARKET FUND (1)—0.5%
431,579	JPMorgan Prime Money Market Fund, 0.01% (cost $431,579)	431,579
	Total Investments (cost $109,746,822)—111.3%	105,556,768

	Liabilities in Excess of Cash and Other Assets—(11.3)%	(10,681,181)
	Net Assets—100.0%	$94,875,587

The following abbreviation is used in the portfolio descriptions:

PLC—Public Limited Company

(1)	Rates shown reflect yield at December 31, 2013.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices generally in active markets for identical securities.

Level 2 – other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3 – significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Equities
China	$20,446,479	$–	$–
Hong Kong	67,846,509	–	–
Taiwan	16,832,201	–	–
Money Market Funds	431,579	–	–
Total	$105,556,768	$–	$–

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers as of the beginning of the period. During the year ended December 31, 2013 securities in the amount of $42,403,130 were transferred from Level 2 to Level 1 because there was no fair value adjustment factors applied to any portfolio security held by the Fund at December 31, 2013. Please see Note 2a for further information. There have been no significant changes to the fair valuation methodologies during the year ended December 31, 2013.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2013

Assets
Investments, at value (cost $109,746,822)	$105,556,768
Foreign currency (cost $738,887)	738,661
Prepaid assets	45,474
Total assets	106,340,903

Liabilities
Distribution payable (Note 9)	11,101,207
Investment management fee payable (Note 3)	87,385
Director fees payable	35,930
Administration fee payable (Note 3)	17,532
Investor relations fee payable (Note 3)	16,313
Accrued expenses	206,949
Total liabilities	11,465,316

Net Assets	$94,875,587

Composition of Net Assets
Common stock (par value $0.001 per share)	$8,304
Paid-in capital in excess of par	99,762,802
Accumulated net realized loss on investment and foreign currency transactions	(705,239)
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(4,190,280)
Net Assets	$94,875,587
Net asset value per common share based on 8,303,693 shares issued and outstanding	$11.43

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $169,218)	$2,705,154
Total investment income	2,705,154

Expenses
Investment management fees (Note 3)	1,358,394
Administration fees (Note 3)	283,177
Directors’ fees and expenses	523,000
Legal fees and expenses	379,000
Custodian and accounting fees	175,000
Insurance expense	123,000
Reports and notices to shareholders	92,000
Audit fees	57,000
Investor relations fees (Note 3)	55,000
Transfer agent fees and expenses	29,000
New York Stock Exchange listing fee	25,000
Miscellaneous expenses	63,409
Total expenses	3,162,980

Net investment loss	(457,826)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	42,445,194
Foreign currency transactions	(14,023)
42,431,171

Net change in unrealized appreciation (depreciation) on:
Investments	(48,724,875)
Foreign currencies	(227)
(48,725,102)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6,293,931)
Net Decrease in Net Assets from Investment Operations	$(6,751,757)

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

Increase (Decrease) from Investment Operations
Net investment income (loss)	$(457,826)	$1,158,152
Net realized gain (loss) on:
Investment transactions	42,445,194	(17,669,248)
Foreign currency transactions	(14,023)	(48,312)
	42,431,171	(17,717,560)
Net change in unrealized appreciation (depreciation) on:
Investments	(48,724,875)	69,652,081
Foreign currencies	(227)	(462)
	(48,725,102)	69,651,619
Total increase (decrease) from investment operations	(6,751,757)	53,092,211

Dividends and Distributions to Shareholders from:
Net investment income	—	(1,249,803)
Net realized gain on investments	(11,101,207)	—
Total dividends and distributions to shareholders	(11,101,207)	(1,249,803)

Common Stock Transactions
Cost of Shares Tendered (Note 5)	(212,747,735)	—
Net decrease in net assets from capital stock transactions	(212,747,735)	—
Net increase (decrease) in net assets	(230,600,699)	51,842,408

Net Assets
Beginning of year	325,476,286	273,633,878
End of year (including distributions in excess of net investment income of $(0) and $(652,681), respectively)	$94,875,587	$325,476,286

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Financial Highlights

	For the Year Ended December 31,
	2013*	2012	2011*	2010*	2009
Per Share Operating Performance:
Net asset value, beginning of year	$13.41	$11.28	$14.30	$14.67	$8.90
Increase (Decrease) From Investment Operations
Net investment income (loss)	(0.04)	0.05	0.08	0.04	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.83)	2.13	(2.93)	0.53	5.83
Total from investment operations	(0.87)	2.18	(2.85)	0.57	5.85
Dividends and Distributions to Shareholders
Net investment income	–	(0.05)	(0.18)	(0.01)	(0.08)
Net realized gain	(1.34)	–	(0.03)	–	–
Total dividends and distributions	(1.34)	(0.05)	(0.21)	(0.01)	(0.08)
Fund Share Transactions
Dilutive effect of rights offering	–	–	–	(0.80)	–
Offering costs charged to paid-in capital in excess of par	–	–	–	(0.13)	–
Accretion to net asset value, resulting from share repurchases and shares tendered	0.23	–	0.04	–	–
Total of share transactions	0.23	–	0.04	(0.93)	–
Net asset value, end of year	$11.43	$13.41	$11.28	$14.30	$14.67
Market value, end of year	$10.16	$12.86	$10.07	$13.15	$13.92
Total Investment Return(1)	(10.34)% (2)	28.23% (2)	(21.85)% (2)	(5.41)%	68.40%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$94,876	$325,476	$273,634	$434,151	$333,947
Ratio of expenses to average net assets	2.23%	2.07%	1.66%	1.85%	1.96%
Ratio of net investment income (loss) to average net assets	(0.32)%	0.39%	0.61%	0.30%	0.19%
Portfolio turnover	54%	88%	97%	68%	105%

*	Based on average shares outstanding.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
(2)	Total investment return based on the net asset value (“NAV”) is calculated based on change in the NAV and assumes reinvestment of dividends and distributions, if any. For the years ended December 31, 2013, December 31, 2012 and December 31, 2011, such return would be (3.27)%, 19.37% and (19.50)%, respectively, using the reinvestment price in accordance with the Fund’s Dividend Reinvestment Plan.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements

December 31, 2013

1. Organization

Aberdeen Greater China Fund, Inc. (the “Fund”), formerly, The Greater China Fund, Inc., was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company and commenced operations on July 23, 1992. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

2. Significant Accounting Policies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments:

The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under the Fund’s Valuation Procedures, a Valuation Committee was established by the Board of Directors and is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, warrants, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. To the extent these securities are valued at the last sale price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. Where there are unobservable inputs used when determining such valuation, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

(b) Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies. Net realized foreign currency gains or losses are treated as ordinary income or losses for income tax reporting purposes.

(d) Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

(e) Tax:

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

3. Investment Management and Administration Agreements

(a) Investment Manager:

On January 8, 2013, the shareholders of the Fund voted to approve a new investment management agreement (the “Investment Management Agreement”) between the Fund and Aberdeen Asset Management Asia Limited (“AAMAL”). AAMAL, a direct wholly-owned subsidiary of Aberdeen Asset Management PLC (together

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

with its affiliates “Aberdeen”), assumed responsibility for the investment management of the Fund on January 9, 2013, replacing the Fund’s prior investment manager, Baring Asset Management (Asia) Ltd. Under the terms of the Investment Management Agreement, AAMAL manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund.

As a compensation for its services, AAMAL receives a monthly fee, computed weekly, at an annual rate of 1.00% of the Fund’s average weekly net assets up to and including $100 million, 0.90% of the Fund’s average weekly net assets above $100 million up to and including $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million, effective beginning January 9, 2013. For the year ended December 31, 2013, AAMAL earned a total of $1,283,361 in management fees.

The prior investment manager, Baring Asset Management (Asia) Ltd, received for its services a monthly fee, computed weekly, at an annual rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million. For the period January 1, 2013 through January 8, 2013, the Fund paid a total of $75,033 in management fees to Baring Asset Management (Asia) Ltd.

(b) Fund Administration:

Prudential Investments LLC (the “Administrator”), has an administration agreement (the “Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act of 1940, as amended.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information;

provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

The Investor Relations Service Agreement became effective February 26, 2013, and for the year ended December 31, 2013, the Fund incurred fees of $54,790 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

For the year ended December 31, 2013, aggregate cost of purchases and proceeds from sales of portfolio securities, excluding short-term securities, were $75,906,412 and $289,181,533, respectively.

5. Capital

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the year ended December 31, 2013, the Fund repurchased 15,964,319 shares in connection with the Fund’s tender offer. There were no transactions in shares of common stock for the year ended December 31, 2012.

On January 8, 2013, the Fund commenced an issuer tender offer to acquire in exchange for cash up to 70% of the Fund’s issued and outstanding shares at a price per share equal to 99% of the Fund’s net asset value per share as determined by the Fund on the next business day following the expiration date of the tender offer (the “Tender Offer”). The Tender Offer terminated at 11:59 p.m. Eastern Time on February 6, 2013. The Fund purchased 15,964,319 shares which represented 65.8% of the shares outstanding covered by the offer at a price of $13.32 per share, which represented a price equal to 99% of the net asset value per share as of the close of trading on the NYSE on February 7, 2013. The Fund made payment to the shareholders who tendered in an aggregate amount of $212,644,735.

Please see Note 9 for information regarding the declaration of the elective cash distribution paid in the amount of $1.3369 per share of common stock on January 31, 2014 to shareholders of record as of December 20, 2013.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

6. Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

7. Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended December 31, 2013, the adjustments were to decrease distributions in excess of net investment income by $1,110,507, increase accumulated net realized loss on investment and foreign currency transactions by $6,720,997 and increase paid-in capital in excess of par by $5,610,490 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, reclassification of distributions, net operating loss and other book to tax adjustments. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended December 31, 2013, the tax character of dividends paid by the Fund was $11,101,207 of long-term capital gains. For the year ended December 31, 2012, the tax character of dividends paid by the Fund was $1,249,803 of ordinary income.

As of December 31, 2013, the accumulated undistributed earnings on a tax basis was $19,524 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation on a tax basis as of December 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$110,471,585	$6,515,022	$(11,429,839)	$(4,914,817)

The difference between book basis and tax basis of investments is attributable to deferred losses on wash sales.

The adjusted net unrealized depreciation on a tax basis was $(4,915,043) which included other tax basis adjustments of $(226) that were primarily attributable to depreciation of foreign currency.

The Fund utilized approximately $22,208,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended December 31, 2013.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s U.S. federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the U.S. Internal Revenue Service and state departments of revenue.

8. Share Repurchase Program

On May 25, 2011, the Fund announced that the Board of Directors approved the establishment of a Share Repurchase Plan pursuant to which the Fund is authorized to repurchase up to 5% of the Fund’s outstanding common shares on June 30, 2011 during the period July 1, 2011 through June 30, 2012. For the period July 1, 2012 through June 30, 2013, the Board of Directors has authorized the Fund to repurchase pursuant to the Share Repurchase Plan up to 5% of the Fund’s outstanding shares on June 30, 2012. The Board of Directors of the Fund may amend or terminate the Fund’s Share Repurchase Plan solely in its discretion, at any time during the duration of the Plan.

For the year ended December 31, 2013, the Fund did not repurchase any Fund shares.

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of December 31, 2013.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2013

On December 5, 2013, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $1.3369 per share of common stock, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Shareholders who requested cash distributions received $0.537 per share or 40.17% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $9.91 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 23, 2014 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund’s number of outstanding shares was 9,199,254.

On December 16, 2013, the Board of Directors approved Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, as administrator of the Fund effective February 15, 2014. Under the terms of the administration agreement with AAMI, the Fund will pay an annual fee to AAMI of 0.08% of the Fund’s average monthly net assets, computed monthly. Under the terms of the current administration agreement with Prudential Investments LLC, the Fund pays an annual fee of 0.20% of the Fund’s average weekly net assets, computed weekly, with a minimum of $150,000 per year.

In addition, at the same meeting on December 16, 2013, the Board of Directors approved State Street Bank and Trust Company as custodian of the Fund to replace The Bank of New York Mellon, and approved Computershare Trust Company, N.A. as transfer agent of the Fund to replace BNY Mellon Investment Servicing, both effective February 15, 2014. The Board of Directors also approved State Street Bank and Trust Company as sub-administrator of the Fund effective February 15, 2014.

Aberdeen Greater China Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Aberdeen Greater China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Aberdeen Greater China Fund, Inc. (formerly The Greater China Fund, Inc.) (the “Fund”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aberdeen Greater China Fund, Inc. as of December 31, 2013, and the results of its operations, the statement of changes in net assets and financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 10, 2014

Aberdeen Greater China Fund, Inc.

Tax Information (unaudited)

During the year ended December 31, 2013, the Fund designated the maximum amount allowed per share, but not less than $1.34 per share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended December 31, 2013, the Fund has made an election to pass-through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as the maximum amount of any foreign taxes paid by the Fund in accordance with Section 853 of the Code of the following amounts: $169,218 foreign tax credit from foreign source income of $2,873,418.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in February 2014.

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless BNY Mellon (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, BNY Mellon c/o Computershare P.O. Box 30170, College Station, Texas 77842-3170. For further information regarding the plan, you may also contact the Plan Agent directly at 1-866-333-6532.

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited)

Board of Directors

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director or Officer, his name and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, and other directorships held by such Director.

Non-Interested Directors

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**

John A. Bult (77) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992; Chairman of Discount and Oversight Committee since 2011	Chairman, Arbela, Inc.; Director, Lombos Holdings Limited; formerly Chairman of PaineWebber International Inc.; formerly Director of European Equity Fund (formerly known as The Germany Fund, Inc.); The New Germany Fund, Inc.; The Central Europe and Russia Fund, Inc.	1

John A. Hawkins (71) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of Board and Director since 1992	Previously Executive Vice President – Private Clients with The Bank of Bermuda Ltd.; Director of Advance Developing Markets Fund Ltd.; Raffles Asia Investment Company Ltd.; SR Global Fund Inc.; MW Japan Fund Ltd.	1

C. William Maher (52) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of Audit Committee and Director since 2003	Chief Financial Officer of Santa Barbara Tax Products Group; Formerly, Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management.	1

Moritz A. Sell (46) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 2012	Senior Advisor to Markston International LLC, an independent investment manager. Formerly, Director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to July 2013.	3

Jonathan J.K. Taylor (70) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992 Chairman of Nominating and Governance Committee since 2009	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers); Chairman, Schroder Japan Growth Fund Plc; Director, Onyx Country Estates Limited (family property company); Member, International Advisory Board of Datawind Net Access Corporation.	1

Tak Lung Tsim (67) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992	Principal, T.L. Tsim & Associates Ltd. (macropolitical analysis); Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited (toy company); Independent non-executive Director of Asia Cement (China) Holdings Corporation.	1

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited) (concluded)

Officers

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer**

Alan R. Goodson (39) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	President since 2012	Head of Product U.S., overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.	46

Christian Pittard (40) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Vice President since 2012	Group Head of Product Development for Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (2005 to 2006) of Aberdeen Management Inc.	13

Nicholas Yeo, CFA (39) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Vice President and Portfolio Manager since 2013	Head of China/Hong Kong Equities team Aberdeen Asset Management Asia Limited since 2007; Asian Equities team (2004-2007); London Emerging Markets team (2000-2004); formerly Trainee Investment Manager with Murray Johnstone.	1

Grace C. Torres (54) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer and Vice President since 2007	Treasurer and Principal Financial and Accounting Officer of Prudential Funds, Target Funds, The Prudential Variable Contract Accounts-2, 10, 11, Prudential Series Funds and Prudential Gibraltar Fund Inc.; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer of Prudential Annuities Advisory Services, Inc.; Vice President of The Asia Pacific Fund, Inc.; formerly Senior Vice President of AST Investment Services, Inc.	1

Deborah A. Docs (56) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; formerly Vice President and Assistant Secretary of AST Investment Services, Inc.; Secretary and Chief Legal Officer of the Asia Pacific Fund, Inc. and Secretary of all Prudential sponsored mutual funds.	1

Andrew R. French (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of PMFS; Assistant Secretary of The Asia Pacific Fund, Inc. and all Prudential sponsored mutual funds.	1

Valerie M. Simpson (55) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer since 2007	Chief Compliance Officer of PI, AST Investment Services, Inc., and The Asia Pacific Fund, Inc.; formerly Vice President – Financial Reporting for Prudential Life and Annuities Finance.	1

Theresa C. Thompson (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Deputy Chief Compliance Officer since 2007	Vice President, Compliance, PI and Director Compliance, PI; Deputy Chief Compliance Officer of The Asia Pacific Fund, Inc.	1

Lana Lomuti (46) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration.	1

Peter Parrella (55) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC.	1

**	The “Fund Complex” consists of the Fund and any other investment companies managed by Aberdeen Asset Management Asia Limited (the “Investment Manager”) or any affiliated person of the Investment Manager.

Aberdeen Greater China Fund, Inc.

Corporate Information

Directors

John A. Hawkins, Chairman

John A. Bult

C. William Maher

Moritz A. Sell

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Alan R. Goodson, President

Christian Pittard, Vice President

Nicholas Yeo, Vice President and Portfolio Manager

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01, Capital Square Two, Singapore 049480

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

BNY Mellon c/o

Computershare

P.O. Box 30170

College Station, Texas 77482-3170

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Greater China Fund, Inc. are traded on the NYSE under the symbol “GCH”. Information about the Fund’s net asset value and market price is available at www.aberdeengch.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Greater China Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board of Directors has determined that the following persons serving on the registrant’s Audit Committee are audit committee financial experts as defined in Item 3 of Form N-CSR: John A. Hawkins and C. William Maher. Each of Mr. Hawkins and Mr. Maher is independent for purposes of Item 3 of Form N-CSR.

The designation of each of Messrs. Hawkins and Maher as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (1) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of registrant’s audit committee or Board of Directors in the absence of such designation, or (2) affect the duties, obligations or liability of any other member of registrant’s audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $57,000 and $57,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, KPMG LLP, the Registrant’s principal accountant, did not report any audit-related fees for services rendered to the Registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees.

(c) Tax Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $0 and $1,250 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

(d) All Other Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, there were no fees billed by KPMG LLP for products and services rendered to the Registrant, other than the services reported in Item 4(a)-(c) above.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee pre-approves in advance at regularly scheduled audit committee meetings all audit and non-audit services performed by the registrant’s independent accountants for the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the chairman of the audit committee. The chairman will update the audit committee at the next regularly scheduled meeting for any interim approval granted.

(e) (2) Percentage of services referred to in 4(b)- 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years ended December 31, 2013 and December 31, 2012. For the fiscal years ended December 31, 2013 and December 31, 2012, KPMG LLP, the Registrant’s principal accountant, did not report any non-audit fees for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2013 and December 31, 2012.

(h) Principal Accountant’s Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Hawkins, Mr. Maher, and Mr. Taylor.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Aberdeen Asset Management Asia Limited, the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Aberdeen Asset Management Asia Limited

Proxy Voting Policies and Procedures

Executive Summary

Aberdeen endeavors to exercise proxy votes at all shareholder meetings where Aberdeen is authorized to so by clients. On this latter point it is important to note that Aberdeen acts as an agent on behalf of its clients and is not the beneficial owner of the investee company’s shares. Voting decisions are made by investment managers and are based on their knowledge of the company and discussions with management – investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that Aberdeen develop with investee company boards should enable the investment manager to deal with any concerns that they may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful Aberdeen is prepared to escalate its intervention by expressing its concerns through the investee company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

APPENDIX A

INSERT PROXY VOTING COMMITTEE MEMBERS

Aberdeen does not have a proxy voting committee. Voting is done by investment managers taking into consideration desk views on the company, their engagement with management and directors, in-house corporate governance guidelines (see below link), and voting recommendations taken from a third party service provider.

http://www.aberdeen-asset.com/doc.nsf/Lit/CorporateGovernanceGroupPrinciples20111230

Aberdeen does have an internal corporate governance group in which regional desk heads and CG personnel participate. This is a forum to discuss emergent issues in corporate governance (including issues of regulatory policy), to reflect on developments in respective regions, and to exchange views on specific situations involving portfolio companies. Discussion takes place via a quarterly call and other more frequent communications as appropriate.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

Aberdeen Asian Equity Team

In addition to the Fund, Aberdeen Asian Equity Team was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2013:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	14	0	4,538.46	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	173	11	54,590.70	2,750.00

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers-

For the year ended December 31, 2013	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share (including brokerage commissions)	(c) Total Number of Shares Purchased as Part of Publicly Announced Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Program
February 01, 2013 - February 28, 2013	15,964,319	$13.32	15,964,319	—

Total	15,964,319	$13.32	15,964,319	—

(1)	On May 25, 2011 the Board of Directors approved the establishment of a Share Repurchase Plan pursuant to which the Fund is authorized to repurchase up to 5% of the Fund’s outstanding common shares on June 30, 2012 during the period July 1, 2012 through June 30, 2013.
(2)	On January 8, 2013, the Fund commenced an issuer tender offer to acquire in exchange for cash up to 70% of the Fund’s issued and outstanding shares at a price per share equal to 99% of the Fund’s net asset value per share as determined by the Fund on the next business day following the expiration date of the tender offer. The tender offer terminated on February 8, 2013.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODEETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No. 811-06674).

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alan R. Goodson
Alan R. Goodson
President and Principal Executive Officer

Date February 10, 2014

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 10, 2014

*	Print the name and title of each signing officer under his or her signature.